Exhibit 10.1
AMENDMENT NO. 1 TO CRUDE OIL SUPPLY AGREEMENT
     THIS AMENDMENT NO. 1 TO CRUDE OIL SUPPLY AGREEMENT (the “Amendment”), dated as of September 30, 2009 but effective as of September 1, 2009 (the “Amendment Effective Date”), is made by and between CALUMET SHREVEPORT FUELS, LLC, an Indiana limited liability company (“Customer”), and LEGACY RESOURCES CO., L.P., an Indiana limited partnership (“Supplier”). Each of Customer and Supplier is sometimes referred to hereinafter individually as a “Party” and they are collectively referred to as the “Parties.”
RECITALS
     WHEREAS, Customer owns and operates a refinery in Shreveport, Louisiana (the “Refinery”) for the processing and refining of crude oil into specialty lubricating oils and other refined products;
     WHEREAS, Supplier is able to obtain certain commodities, including crude oil, from various supply sources; and
     WHEREAS, the Parties entered into that certain Crude Oil Supply Agreement (the “Agreement”) dated as of September 1, 2009, whereby Customer agreed to purchase from Supplier, and Supplier agreed to sell and supply to Customer, crude oil on a just in time basis in order to meet the inventory requirements of the Refinery.
     WHEREAS, pursuant to Section 23 of the Agreement, the Parties desire to amend certain provisions of the Agreement as of the Amendment Effective Date.
AMENDMENT TO AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing recitals and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree to amend the Agreement as of the Amendment Effective Date as follows:
     1. Defined Terms. The definitions of the following capitalized terms used in the Agreement are deleted and replaced in their entirety with the following definitions:
     “Brown Station Tanks” means Customer’s storage tanks located at Brown Station, Louisiana, which tanks are more specifically identified by serial number on Amendment No. 1 Exhibit B attached hereto.
     ”Site Tanks” means Customer’s storage tanks located at the site of the Refinery, which tanks are more specifically identified by serial number on Amendment No. 1 Exhibit B attached hereto.
     2. All other terms and conditions of the Agreement are unchanged and remain in full force and effect as of the Amendment Effective Date.
[Signature Page Follows]
Calumet Shreveport Legacy Crude Oil Supply Agreement
Amendment No. 1 Execution Copy

     IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written, but effective as of September 1, 2009.

CALUMET SHREVEPORT FUELS, LLC
By:	Calumet Shreveport, LLC, its sole member

By:	Calumet Lubricants Co., L.P., its sole member

By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer

LEGACY RESOURCES CO., L.P.
By:	Legacy Acquisitions, Inc., its general partner

By:	/s/ Mark F. Smith
	Name:	Mark F. Smith
	Title:	President

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AMENDMENT NO. 1 EXHIBIT B
Site Tanks located at Customer’s Shreveport, LA refinery:
1.	Tank 60

2.	Tank 175
Storage Tanks located at Brown Station, LA:
1.	Tank 209

2.	Tank 210

3.	Tank 211